EXHIBIT 10
                                                 ----------

                FIRST AMENDMENT TO LOAN AGREEMENT
                ---------------------------------


     THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "First Amend-ment"), is made and entered into as of the 17th day of January, 1995, by and among (i) STEEL TECHNOLOGIES INC., a Kentucky corpo-ration with principal office and place of business in Louisville, Kentucky (the "Borrower"), (ii)(a) PNC BANK, KENTUCKY, INC., a Kentucky banking corporation with principal office and place of business in Louisville, Kentucky ("PNC"), (b) NATIONAL CITY BANK, KENTUCKY, a national banking association with principal office and place of business in Louisville, Kentucky ("National City"), (c) NBD BANK, a Michigan banking corporation with principal office and place of business in Detroit, Michigan ("NBD"), and (d) THIRD NATIONAL BANK IN NASHVILLE, a national banking association with principal office and place of business in Nashville, Tennessee ("Third National") (PNC, National City, NBD and Third National is each hereinafter individually referred to as a "Bank," and all of the same are hereinafter collectively referred to as the "Banks"), and (iii) PNC BANK, KENTUCKY, INC., in its capacity as agent for the Banks (in such capacity, the "Agent").

     P R E L I M I N A R Y  S T A T E M E N T S:
     - - - - - - - - - - -  - - - - - - - - - -

     A. Pursuant to that certain Loan Agreement dated as of October 15, 1994, among the Borrower, the Banks and the Agent
(the "Loan Agreement"), the Borrower has obtained from the Banks a revolving credit facility in the principal amount of Seventy Million Dollars ($70,000,000.00) (the "Revolver"), for the purposes set forth in Section 2.5 of the Loan Agreement.

     B. The Borrower has now requested that the Banks increase the principal amount of the Revolver from Seventy Million Dollars ($70,000,000.00) to Eighty Million Dollars ($80,000,000.00) to
provide additional working capital to the Borrower and to finance specified corporate activities of the Borrower.

     C. The Banks are willing to and desire to increase the principal amount of the Revolver from Seventy Million Dollars
($70,000,000.00) to Eighty Million Dollars ($80,000,000.00) upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in the Loan Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement.

     2. The term "Base Rate", as defined in Section 1.11 of the Loan Agreement, is hereby re-defined to mean the Federal Funds

Rate plus three-fourths of one percent (3/4 of 1%) per annum;
provided, in the event that, and during periods that, the Federal
Funds Rate cannot be determined by the Agent under the circumstances specified in Section 2.2 of the Loan Agreement, the Base Rate shall be the Prime Rate.

     3.   Section 1.48 of the Loan Agreement is hereby deleted.

     4.   The term "Letter of Credit Fee Percentage", as defined in
Section 1.57 of the Loan Agreement, is hereby re-defined to mean three-fourths of one percent (3/4 of 1%) per annum.

     5. The term "LIBOR Rate", as defined in Section 1.59 of the Loan Agreement, is hereby re-defined to mean the Adjusted LIBOR
Rate plus three-fourths of one percent (3/4 of 1%) per annum.

     6. The term "Pro Rata Share", as defined in Section 1.72 of the Loan Agreement, is hereby re-defined to mean, with respect to each Revolving Loan Commitment of each Bank, the percentage set forth opposite that Bank's name on Exhibit A attached hereto and made a part hereof; provided, that Exhibit A shall be amended and each Bank's Pro Rata Share shall be adjusted from time to time to give effect to the addition or removal of any Bank as provided in the Loan Agreement or by assignment pursuant to Section 10 of the Loan Agreement. The percentages set forth on Exhibit A attached hereto and made a part hereof supersede the percentages set forth on Schedule 2.1 attached to and made a part of the Loan
Agreement.

     7. The term "Revolver", as defined in Section 1.78 of the Loan Agreement, is hereby re-defined to mean the revolving credit facility established by the Banks in favor of the Borrower in the principal amount of Eighty Million Dollars ($80,000,000.00) pursu-ant to the Loan Agreement, pursuant to which the Borrower may obtain Revolving Loans and Letters of Credit during the term of the Revolver upon the terms and conditions set forth in the Loan Agree-ment. All references to the "aggregate principal balance of the Revolving Loans outstanding" or similar phrases in the Loan Agree-ment shall mean, as at the date of determination thereof, the sum of (i) the entire aggregate outstanding principal balance of all Revolving Loans made by the Banks pursuant to the Loan Agreement, and (ii) the then existing Letter of Credit Usage.

     8.   The Loan Agreement is hereby amended by adding Sections
1.91, 1.92 and 1.93 thereto as follows:

          "1.91 'Wabash Guaranty Agreement' means that certain Guaranty Agreement dated as of October
          15, 1994, executed and delivered by Wabash
          Steel Corporation, in favor of the Agent for the benefit of the Banks.

          1.92  'Mexican Subsidiary' means Transforma-
          dora y Comercializadora de Metales S.A. de
          C.V., a corporation organized and existing under the laws of Mexico.

          1.93  'Mexican Subsidiary Guaranty Agreement'
          means that certain Guaranty Agreement to be executed and delivered by the Mexican Subsid-iary in favor of the Agent for the benefit of the Banks."

     9. Subject to the terms and conditions set forth in the Loan Agreement and this First Amendment, the Banks hereby increase the principal amount of the Revolver from Seventy Million Dollars ($70,000,000.00) to Eighty Million Dollars ($80,000,000.00) for the
period from the date hereof through May 31, 1995. To effect the increase in the principal amount of the Revolver from Seventy Million Dollars ($70,000,000.00) to Eighty Million Dollars ($80,000,000.00), NBD and Third National has each increased the amount of its Revolving Loan Commitment from Fifteen Million Dol-lars ($15,000,000.00) to Twenty Million Dollars ($20,000,000.00).
On May 31, 1995, the principal amount of the Revolver shall auto-matically be reduced from Eighty Million Dollars ($80,000,000.00) to Seventy Million Dollars ($70,000,000.00), and the Borrower shall pay to the Agent on behalf of the Banks on May 31, 1995, as a permanent reduction in the principal amount of the Revolver pursu-ant to Section 2.4C of the Loan Agreement, an amount equal to the positive difference, if any, between (i) the then outstanding principal balance of the Revolver, and (ii) Seventy Million Dollars ($70,000,000.00). Each Bank's Pro Rata Share effective the date hereof is set forth on Exhibit A attached hereto and made a part hereof. Further, the amount of each Bank's Revolving Loan Com-mitment effective the date hereof is as follows:

                                              Revolving
    Name of Bank                           Loan Commitment
    ------------                           ---------------

  PNC Bank, Kentucky, Inc.                   $30,000,000

  National City Bank, Kentucky               $10,000,000

  NBD Bank                                   $20,000,000

  Third National Bank in Nashville           $20,000,000


     10. The Borrower covenants and agrees to use the proceeds of the foregoing Ten Million Dollars ($10,000,000.00) increase in the principal amount of the Revolver solely to support its working capital needs and to finance specified corporate activities of the Borrower.

     11.  The Loan Agreement is hereby amended by adding Section
5.12 thereto as follows:

          "5.12  Mexican Subsidiary Guaranty Agreement.
          The Borrower shall cause its Mexican Subsid-iary to execute and deliver the Mexican Sub-sidiary Guaranty Agreement substantially in the form of Exhibit B attached hereto and made a part hereof on or before May 31, 1995. In conjunction therewith, the Borrower shall cause its Mexican Subsidiary to deliver such closing certificates, opinions of counsel and such other documents and instruments as may be reasonably requested by the Requisite Banks to demonstrate that the Mexican Subsidiary Guar-anty Agreement has been duly authorized, exe-cuted and delivered by the Mexican Subsidiary and constitutes a legal, valid and binding obligation of the Mexican Subsidiary under the applicable laws of Mexico.

     12. Section 6.5(iv) of the Loan Agreement is hereby amended and restated as follows:

          "(iv) So long as no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom, the Borrower (A) may contribute capital and/or make loans to its Mexican Subsidiary in an amount not to exceed Eight Million Dollars
          ($8,000,000.00) during the term of the Loan
          Agreement, and (B) may increase its existing investment in and/or make loans to its other
          Consolidated Subsidiaries."

     13.  The Loan Agreement is hereby amended by adding Section
5.13 thereto as follows:

          "5.13 Private Placement of Debt. The Bor-rower will engage a firm of recognized stand-ing in the placement of long-term debt to make a proposal to the Borrower to place a minimum of Twenty Million Dollars ($20,000,000) of long-term debt on behalf of the Borrower. The
          Borrower shall have sole discretion in deter-mining whether to consummate a placement of its long-term debt and, if so, the terms and conditions of such placement. In the event the Borrower elects to consummate a placement of its long-term debt, the Borrower will use the net proceeds of such placement to perma-nently reduce the principal amount of the Revolver pursuant to Section 2.4C of the Loan
          Agreement. In the event the Borrower consum-mates a private placement of its long-term debt in a minimum amount equal to or greater than Twenty Million Dollars ($20,000,000.00) on or before May 31, 1995 and applies the net proceeds thereof to a permanent reduction of the principal amount of the Revolver pursuant to Section 2.4C of the Loan Agreement, the Borrower shall not be independently obligated to effect a permanent reduction in the prin-cipal of the Revolver in the amount of Ten
          Million Dollars ($10,000,000.00) on May 31,
          1995 as otherwise required pursuant to Section
          9 hereof. In the event the Borrower fails to consummate such private placement of its long-term debt in a minimum amount equal to or greater than Twenty Million Dollars
          ($20,000,000.00) on or before May 31, 1995,
          (a) the Borrower shall be obligated under Sec-tion 9 hereof to effect a permanent reduction in the principal of the Revolver in the amount of Ten Million Dollars ($10,000,000.00) on May
          31, 1995, (b) the Base Rate shall equal the
          Federal Funds Rate plus seven-eighths of one percent (7/8 of 1%) per annum effective June
          1, 1995, (c) the Letter of Credit Fee Percent-age shall equal seven-eighths of one percent
          (7/8 of 1%) per annum effective June 1, 1995, and (d) the LIBOR Rate shall equal the Ad-justed LIBOR Rate plus seven-eighths of one percent (7/8 of 1%) per annum effective
          June 1, 1995.

     14. Section 6.9 of the Loan Agreement is hereby amended to provide that the Borrower will not permit the ratio of its Con-solidated Total Debt to its Consolidated Total Capitalization to exceed .55 to 1.0 as at any Fiscal Quarter end commencing with the Borrower's Fiscal Quarter end March 31, 1995.

     15. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     16. Except to the extent expressly amended or modified hereby, the Borrower hereby ratifies and reaffirms each of its covenants, agreements, obligations, representations and warranties set forth in the Loan Agreement.

     17. This First Amendment shall be effective as of the later of (a) January 17, 1995, or (b) the date of delivery of the follow-ing documents to the Banks and/or the Agent:

          (i)  This First Amendment, duly executed by the Borrower;

         (ii) An Amended and Restated Revolving Promissory Note in the face principal amount of Twenty Million Dollars
($20,000,000.00) made payable to the order of NBD, duly executed by the Borrower, in the form of Exhibit C attached hereto and made a part hereof;

        (iii) An Amended and Restated Revolving Promissory Note in the face principal amount of Twenty Million Dollars
($20,000,000.00) made payable to the order of Third National, duly executed by the Borrower, in the form of Exhibit D attached hereto and made a part hereof;

         (iv) Certified Resolutions of the Board of Directors of the Borrower, authorizing the Borrower's execution and delivery of this First Amendment and the Amended and Restated Revolving Promis-sory Notes to be respectively issued to NBD and Third National;

          (v) A supplemental written opinion of counsel on behalf of the Borrower, substantially in the form of Exhibit E attached hereto and made a part hereof;

         (vi) A Ratification and Reaffirmation duly executed by Wabash Steel Corporation with respect to the Wabash Guaranty
Agreement.

        (vii) The payment to the Agent for the benefit of the Banks of a closing fee in the amount of Twenty-Five Thousand
Dollars ($25,000.00).

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan Agreement to be duly executed as of the day and year first above written.


                               STEEL TECHNOLOGIES INC.



                               By:  /s/ Kenneth R. Bates
                                  --------------------------------

                               Its:  Chief Financial Officer
                                   -------------------------------
                                        (the "Borrower")


                               PNC BANK, KENTUCKY, INC.



                               By: /s/ H. Joseph Brenner
                                  --------------------------------

                               Title:  Vice President
                                     -----------------------------

                               Address: PNC Bank, Kentucky, Inc.
                                        Citizens Plaza
                                        500 West Jefferson Street
                                        Louisville, KY  40202
                                        Attn: H. Joseph Brenner
                                              Vice President
                               Telephone: (502) 581-3991
                               Telecopy:  (502) 581-3355

                                            ("PNC")

                              NATIONAL CITY BANK, KENTUCKY



                              By: /s/ Deroy Scott
                                 --------------------------------

                              Title:  Vice President
                                    -----------------------------

                              Address: 101 South Fifth Street
                                       Louisville, KY  40202
                                       Attn: Deroy Scott
                                             Vice President
                              Telephone: (502) 581-7821
                              Telecopy:  (502) 581-4424

                                       ("National City")


                              NBD BANK



                              By: /s/ Randall K. Stephens
                                 --------------------------------

                              Title:  Vice President
                                    -----------------------------

                              Address: 611 Woodward Avenue
                                       Detroit, MI  48226
                                       Attn:  Randall K. Stephens
                              Telephone: (313) 225-1314
                              Telecopy:  (313) 225-3269

                                            ("NBD")


                              THIRD NATIONAL BANK IN NASHVILLE



                              By: /s/ Allen K. Oakley
                                 --------------------------------

                              Title:  Group Vice President
                                    -----------------------------

                              Address: 201 Fourth Avenue North
                                       Nashville, TN  37219
                                       Attn:  Allen K. Oakley
                              Telephone: (615) 748-5934
                              Telecopy:  (615) 259-4119

                                      ("Third National")

                                  (collectively, the "Banks")

                              PNC BANK, KENTUCKY, INC., in its
                              capacity as Agent



                              By:  /s/ H. Joseph Brenner
                                 --------------------------------

                              Title:  Vice President
                                    ------------------------------

                                         (the "Agent")

                            EXHIBIT A
                            ---------


                  PRO RATA SHARES OF THE BANKS
                  ----------------------------


                                                   Pro Rata
    Name of Bank                                     Share
    ------------                                   --------

  PNC Bank, Kentucky, Inc.                           37.5%

  National City Bank, Kentucky                       12.5%

  NBD Bank                                            25%

  Third National Bank in Nashville                    25%


                                          TOTAL      100%